UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2011
Express Scripts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20199	43-1420563

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Express Way, St Louis, MO	63121

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 314-996-0900
Not Applicable

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
     On July 20, 2011, Express Scripts, Inc., a Delaware corporation (“Express Scripts”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Medco Health Solutions, Inc., a Delaware corporation (“Medco”), Aristotle Holding, Inc., a Delaware corporation and wholly owned subsidiary of Express Scripts (“Parent”), Aristotle Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, and Plato Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Aristotle Merger Sub, Inc. will merge with and into Express Scripts (the “Express Scripts Merger”), with Express Scripts as the surviving corporation, and (immediately thereafter) Plato Merger Sub, Inc. will merge with and into Medco (the “Medco Merger” and, collectively with the Express Scripts Merger, the “Mergers”), with Medco as the surviving corporation. As a result of the Mergers, both Medco and Express Scripts will become wholly owned subsidiaries of Parent.
     At the effective time of the Express Scripts Merger, each share of Express Scripts common stock will be converted into one share of Parent common stock. At the Effective Time of the Medco Merger, each share of Medco common stock will be converted into the right to receive (i) $28.80 in cash and (ii) 0.81 shares of Parent common stock.
     Medco and Express Scripts have agreed to convene meetings of their respective stockholders to consider and vote upon approval of the Mergers. Express Scripts’s Board of Directors recommends that Express Scripts’s stockholders approve the Merger Agreement and the Express Scripts Merger.
     Consummation of the Mergers is subject to customary conditions, including the expiration or termination of the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Merger Agreement contemplates that the parties will take certain specified actions which may be necessary to obtain regulatory clearance.
     Consummation of the Mergers is also subject to other customary conditions, including (i) approval of the Merger Agreement by Medco’s stockholders and Express Scripts’s stockholders, (ii) the approval for listing of the Parent common stock on the Nasdaq Stock Market, (iii) the absence of any order prohibiting or restraining the Mergers, (iv) the effectiveness under the Securities Act of 1933 of a registration statement covering the shares of Parent common stock,

(v) the receipt of certain regulatory consents, (vi) subject to certain exceptions, the accuracy of Medco’s and Express Scripts’ representations and warranties in the Merger Agreement, (vii) performance by Medco and Express Scripts of their respective obligations in the Merger Agreement, (viii) the absence of certain governmental appeals, and (ix) the delivery of customary opinions from counsel to Medco and Express Scripts to the effect that the Mergers will qualify as a tax-free exchange for federal income tax purposes.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement and this summary are not intended to modify or supplement any factual disclosures about Medco or Express Scripts, and should not be relied upon as disclosure about Medco or Express Scripts without consideration of the periodic and current reports and statements that Medco and Express Scripts file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.
Express Scripts acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.
Bridge Facility Commitment Letter
On July 20, 2011, and in connection with entering into the Merger Agreement, Express Scripts entered into a commitment letter (the “Commitment Letter”) with Credit Suisse AG, Cayman Islands Branch (“CS”), Credit Suisse Securities (USA) LLC (“CS Securities”) and Citigroup Global Markets Inc. (“Citi”). Under the Commitment Letter, CS is authorized to act as administrative agent, CS Securities and Citi are authorized to act as joint lead arrangers and joint bookrunners, and Citi is authorized to act as syndication agent. The Commitment Letter provides that, subject to the conditions set forth therein, CS and Citi (the “Initial Lenders”) will each commit to provide 50% of an aggregate principal amount of $14 billion under a one-year unsecured term loan credit facility (the “Bridge Facility”). If Express Scripts chooses to draw under the Bridge Facility, it may refinance all or a portion of the Bridge Facility at a later date. The proceeds from these borrowings may be used by Express Scripts to pay a portion of the cash consideration to be paid in the Mergers and to pay related fees and expenses. The commitment to provide the Bridge Facility is subject to certain conditions, including the negotiation of definitive documentation and other customary closing conditions. Express Scripts will pay certain customary fees and expenses in connection with obtaining the Bridge Facility.

FORWARD LOOKING STATEMENTS
Cautionary Note Regarding Forward-Looking Statements
This material may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following:
STANDARD OPERATING FACTORS
▪	Our ability to remain profitable in a very competitive marketplace is dependent upon our ability to attract and retain clients while maintaining our margins, to differentiate our products and services from others in the marketplace, and to develop and cross sell new products and services to our existing clients;

▪	Our failure to anticipate and appropriately adapt to changes in the rapidly changing health care industry;

▪	Changes in applicable laws or regulations, or their interpretation or enforcement, or the enactment of new laws or regulations, which apply to our business practices (past, present or future) or require us to spend significant resources in order to comply;

▪	Changes to the healthcare industry designed to manage healthcare costs or alter healthcare financing practices;

▪	Changes relating to our participation in Medicare Part D, the loss of Medicare Part D eligible members, or our failure to otherwise execute on our strategies related to Medicare Part D;

▪	A failure in the security or stability of our technology infrastructure, or the infrastructure of one or more of our key vendors, or a significant failure or disruption in service within our operations or the operations of such vendors;

▪	Our failure to effectively execute on strategic transactions, or to integrate or achieve anticipated benefits from any acquired businesses;

▪	The termination, or an unfavorable modification, of our relationship with one or more key pharmacy providers, or significant changes within the pharmacy provider marketplace;

▪	The termination, or an unfavorable modification, of our relationship with one or more key pharmaceutical manufacturers, or the significant reduction in payments made or discounts provided by pharmaceutical manufacturers;

▪	Changes in industry pricing benchmarks;

▪	Results in pending and future litigation or other proceedings which would subject us to significant monetary damages or penalties and/or require us to change our business practices, or the costs incurred in connection with such proceedings;

▪	Our failure to execute on, or other issues arising under, certain key client contracts;

▪	The impact of our debt service obligations on the availability of funds for other business purposes, and the terms and our required compliance with covenants relating to our indebtedness; our failure to attract and retain talented employees, or to manage succession and retention for our Chief Executive Officer or other key executives;
TRANSACTION-RELATED FACTORS
▪	Uncertainty as to whether Express Scripts, Inc. (Express Scripts) will be able to consummate the transaction with Medco Health Solutions, Inc. (Medco) on the terms set forth in the merger agreement;

▪	The ability to obtain governmental approvals of the transaction with Medco;

▪	Uncertainty as to the actual value of total consideration to be paid in the transaction with Medco;

▪	Failure to realize the anticipated benefits of the transaction, including as a result of a delay in completing the transaction or a delay or difficulty in integrating the businesses of Express Scripts and Medco;
▪	Uncertainty as to the long-term value of Express Scripts Holding Company (formerly known as Aristotle Holding, Inc.) common shares;

▪	Limitation on the ability of Express Scripts and Express Scripts Holding Company to incur new debt in connection with the transaction;

▪	The expected amount and timing of cost savings and operating synergies; and

▪	Failure to receive the approval of the stockholders of either Express Scripts or Medco for the transaction.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Express Scripts’ most recent reports on Form 10-K and Form 10-Q and the risk factors included in Medco’s most recent reports on Form 10-K and Form 10-Q and other documents of Express Scripts, Express Scripts Holding Company and Medco on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this material are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
This communication is not a solicitation of a proxy from any stockholder of Express Scripts, Medco or Express Scripts Holding Company. In connection with the Agreement and Plan of Merger among Medco, Express Scripts, Express Scripts Holding Company, Plato Merger Sub Inc. and Aristotle Merger Sub, Inc. (the “Merger”), Medco, Express Scripts and Express Scripts Holding Company, intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 filed by Express Scripts Holding Company that will contain a joint proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MEDCO, EXPRESS SCRIPTS, EXPRESS SCRIPTS HOLDING COMPANY AND THE MERGER. The Form S-4, including the joint proxy statement/prospectus, and other relevant materials (when they become available), and any other documents filed by Express Scripts, Express Scripts Holding Company or Medco with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to:
Mackenzie Partners, Inc.
105 Madison Avenue
New York, New York 10016
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
PARTICIPANTS IN THE SOLICITATION
Express Scripts, Express Scripts Holding Company and Medco and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of either Express Scripts and Medco in connection with the Merger. Information about Express Scripts’ directors and executive officers is available in Express Scripts’ definitive proxy statement, dated March 21, 2011, for its 2011 annual general meeting of stockholders. Information about Medco’s directors and executive officers is available in Medco’s definitive proxy statement, dated April 8, 2011, for its 2011 annual general meeting of stockholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Form S-4 and the joint proxy statement/prospectus regarding the Merger that Express Scripts Holding Company will file with the SEC when it becomes available.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
The following exhibits are being filed herewith:

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger, dated July 20, 2011, by and among Medco Health Solutions, Inc., Express Scripts, Inc., Aristotle Merger Sub, Inc. and Plato Merger Sub, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medco Health Solutions, Inc.
	By:	/s/ Keith Ebling
Keith Ebling
Date: July 22, 2011		Executive Vice President and General Counsel